UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2013

FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	0-31957 (Commission File Number)	38-0135202 (I.R.S. Employer Identification No.)
100 S. Second Ave., Alpena, Michigan 49707
 (Address of principal executive offices)
(989) 356-9041
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 19, 2013, First Federal of Northern Michigan Bancorp, Inc. (the “Company”) announced the appointment of Eileen Budnick, age 36, to the positions of Director Financial Reporting and Accounting, Corporate Secretary and Treasurer. In these positions, Ms. Budnick will serve as the Company’s principal accounting officer.  Ms. Budnick has been employed by First Federal of Northern Michigan, the Company’s wholly owned federal savings bank subsidiary, since 2002 and has held the position of controller since 2008.

Item 9.01.                      Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FEDERAL OF NORTHERN MICHIGAN BANCORP, INC

DATE: April 19, 2013	By:	/s/ Michael W. Mahler
Michael W. Mahler President and Chief Executive Officer
(Duly Authorized Representative)